UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section §240.14a-12

RAND LOGISTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RAND LOGISTICS, INC.
500 Fifth Avenue, 50th Floor
New York, NY 10110
___________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held September 21, 2011
___________________

To the Stockholders of

Rand Logistics, Inc.:

You are invited to attend the annual meeting of stockholders (the “Meeting”) of RAND LOGISTICS, INC., a Delaware corporation (the “Company”), at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Wednesday, September 21, 2011, at 10:00 A.M. (local time), for the following purposes:

(1)	To elect one director of the Company as Class II director to serve for a term of three years and until his successor has been duly elected and qualified;

(2)	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2012 fiscal year; and

(3)	To consider and act upon such other matters as may properly come before the Meeting.

Only stockholders of record at the close of business on July 27, 2011 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.  A list of the stockholders of the Company as of the close of business on July 27, 2011 will be available for inspection during business hours for ten days prior to the Meeting at the Company’s principal executive offices located at 500 Fifth Avenue, 50th Floor, New York, New York 10110.

Please fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope to make sure that your shares are represented at the Meeting.  If you attend the Meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
New York, New York July 29, 2011

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 21, 2011:

Our Proxy Statement and Annual Report to Stockholders for the year ended March 31, 2011 are available at:

http://randlogistics2011.investorroom.com

RAND LOGISTICS, INC.
500 Fifth Avenue, 50th Floor
New York, NY 10110
___________________

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

September 21, 2011
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, also referred to as the Board, of RAND LOGISTICS, INC., a Delaware corporation, to be used at the annual meeting of stockholders (the “Meeting”) of the Company which will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Wednesday, September 21, 2011, at 10:00 A.M. (local time), and at any adjournment or adjournments thereof.  All references in this Proxy Statement to the “Company”, “we”, “us”, and “our” refer to Rand Logistics, Inc.

Stockholders who execute proxies in the accompanying form retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.  Unless so revoked, the shares represented by proxies will be voted at the Meeting.  The shares represented by the proxies solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named director nominee as Class II director; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2012 fiscal year.

Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominee to the Board of Directors; and (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2012 fiscal year and approve any other business which may properly come before the Meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes.  Abstentions will count as a vote against the proposals, other than the election of directors.  Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast.  Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Our principal executive offices are located at 500 Fifth Avenue, 50th Floor, New York, New York 10110.  The approximate date on which this Proxy Statement and the enclosed form of proxy were first sent or given to stockholders was on or about July 29, 2011.

There were outstanding on July 27, 2011, 14,868,121 shares of common stock, par value $.0001 per share (the “Common Stock”) and 300,000 shares of Series A Convertible Preferred Stock, par value $.0001 per share (the “Preferred Stock”). Holders of record of the Common Stock at the close of business on July 27, 2011 will be entitled to one vote for each share of Common Stock of the Company then held. The holders of record of the Preferred Stock at the close of business on July 27, 2011 are entitled to one vote for each of the 2,419,355 shares of Common Stock into which the Preferred Stock is convertible.  Only stockholders of record at the close of business on July 27, 2011 will be entitled to vote.

As of July 27, 2011, there were 22 holders of record of the Common Stock, and eight holders of record of the Preferred Stock.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors is divided into three classes of directors, with the classes as nearly equal in number as possible, each serving staggered three-year terms.  As a result, approximately one third of our Board of Directors will be elected each year.

The terms of office of our Board of Directors are:

•	Class I directors, whose term will expire at the Annual Meeting of Stockholders to be held in 2013 and when their successors are duly elected and qualify;

•	Class II director, whose term will expire at this Annual Meeting of stockholders and when his successor is duly elected and qualified; and

•	Class III directors, whose term will expire at the Annual Meeting of Stockholders to be held in 2012 and when their successors are duly elected and qualify.

Our Class I directors are Scott Bravener and Michael D. Lundin; our Class II director is Jonathan Brodie; and our Class III directors are Laurence S. Levy and H. Cabot Lodge III.

One director will be elected at the Meeting as our Class II director for a term of three years expiring at the Annual Meeting of Stockholders to be held in 2014 and until his successor shall have been elected and shall qualify.  The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting.  Each proxy received will be voted FOR the election of the nominee named below unless otherwise specified in the proxy.  At this time, our Board of Directors knows of no reason why the nominee might be unable to serve.  There are no arrangements or understandings between the nominee and any other person pursuant to which such person was selected as a nominee.

Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominee for director and has recommended the nominees for election to the Board of Directors.
Name of Nominee	Principal Occupation	Age	Year Became a Director

Jonathan Brodie	Principal of JMB Associates	55	2006

Jonathan Brodie has been a member of our Board of Directors since June 6, 2006.  Mr. Brodie is the principal of JMB Associates, a privately-owned money management firm, and has served as a consultant to (since 2001), and a director of (since 2005), a holding company for a global investment manager. From 1988-2000, Mr. Brodie was a portfolio manager for JMB Associates, managing individual and institutional accounts.  Prior to forming JMB Associates, Mr. Brodie served as an Investment Analyst and Portfolio Manager for T. Rowe Price Associates, and as an Investment Analyst for Allan Gray Investment Council. Mr. Brodie serves on the Board of Regents of the Hebrew University of Jerusalem and chairs the International Advisory Board of the Melton Centre of the Hebrew University of Jerusalem.  Mr. Brodie is a Board member of MaAfrika Tikkun, USA and is a Wexner Heritage Fellow.  Mr. Brodie graduated with a Bachelor of Business Science and BA Honors (Economics) in 1978 and 1979, respectively, from Cape Town University, South Africa. He received his MBA from Stanford University in 1984, and was an Arjay Miller Scholar. Mr. Brodie is a Chartered Financial Analyst.

Mr. Brodie brings his experience managing funds and a shareholder’s perspective in evaluating investments and considering corporate governance issues to our Board of Directors.

The Board of Directors unanimously recommends a vote FOR the election of the named Class II nominee, Jonathan Brodie, to our Board of Directors.  Proxies received in response to this solicitation will be voted FOR the election of the named Class II nominee to our Board of Directors unless otherwise specified in the proxy.

Information Regarding Other Members of the Board of Directors

The following table sets forth information with respect to each of the other members of the Board of Directors whose term extends beyond the Meeting, including the Class of such director and the year in which each such director’s term would expire.

Name	Age	Year Became a Director	Year Term Expires

Scott Bravener	47	2006	2013 Class I
Laurence S. Levy	55	2004	2012 Class III
H. Cabot Lodge III	55	2006	2012 Class III
Michael D. Lundin	51	2008	2013 Class I

Captain Scott Bravener has served as Lower Lakes’ President and Chief Executive Officer since its inception in 1994, and until 2001 also served as the captain of the Cuyahoga, a vessel owned by Lower Lakes.  Captain Bravener has worked in the Great Lakes shipping industry since 1982, serving in various capacities for Canada Steamship Lines Inc. and P & H Shipping prior to the formation of Lower Lakes.  Captain Bravener is a director of the Canadian Shipowners Mutual Assurance Association, is a director of the Chamber of Marine Commerce, is a certified Ships Master and is a member of the American Bureau of Shipping.  Captain Bravener is a graduate of the Marine Navigation Technology program at Georgian College, Owen Sound, Ontario.

Having worked in the Great Lakes shipping business for 29 years as a licensed officer and shoreside executive, including responsibility for customer sales, engineering, shipboard operations and management and executive management, Mr. Bravener brings specialized knowledge of Rand’s business and industry to the Company’s Board of Directors.

Laurence S. Levy has been Chairman of our Board of Directors and our Chief Executive Officer since our inception.  Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its chairman. Hyde Park Holdings, LLC is an investor in middle market businesses. Mr. Levy serves as an officer or director of several companies in which Hyde Park Holdings, LLC or its affiliates have made investments.  Presently, these companies include: Ozburn-Hessey Logistics LLC, a national logistics services company, of which Mr. Levy is a director; Derby Industries LLC, a sub-assembly business to the appliance, food and transportation industries, of which Mr. Levy is chairman; PFI Resource Management LP, an investor in the Private Funding Initiative program in the United Kingdom, of which Mr. Levy is general partner; Regency Affiliates, Inc., a diversified company, of which Mr. Levy is chairman, chief executive officer and president; and Warehouse Associates L.P., a provider of warehouse and logistics services, of which Mr. Levy is chairman. Mr. Levy is a director of Sunbelt Holdings, Inc., a leading distributor of wine and spirits.  During the past five years, Mr. Levy served on the board of directors of Regency Affiliates, Inc., which was a public company until it terminated its registration with the Securities and Exchange Commission in October 2010, Essex Rental Corp., a publicly traded company, of which Mr. Levy is Chairman of the Board and also served as chief executive officer from its inception through October 31, 2008, and Hyde Park Acquisition Corp. II.  Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa and an M.B.A. from Harvard University, where he graduated as a Baker Scholar. He is a Chartered Accountant (South Africa). Mr. Levy is not related to Edward Levy.

Mr. Levy brings financial, accounting and investment knowledge and extensive experience as a director and as an advisor to other public and private companies, and the knowledge and experience he has gained from such service, including his ability and expertise in evaluating potential investment opportunities and in the area of corporate governance, to the Company’s Board of Directors.

H. Cabot Lodge III has been a member of our Board of Directors since 2006. Mr. Lodge is President of W.P. Carey & Company Limited, an international real estate investment firm specializing in long-term corporate lease finance.  In July 2009, Mr. Lodge founded CL Properties LLC, a real estate advisory and corporate net lease management company.  Mr. Lodge founded ARC Global Partners LLC in 2006, an international real estate merchant bank.  From 2000 to 2006, Mr. Lodge served as an Executive Vice President and Director of iStar Financial Inc., a provider of financing to private and corporate owners of real estate and corporate net lease financing.  Mr. Lodge was a founder of American Corporate Real Estate, a corporate net lease fund which was acquired by iStar Financial Inc. in 2000.  Prior to that, Mr. Lodge was a managing director and member of the board of directors of W.P. Carey & Co., Inc., a real estate investment bank.  Mr. Lodge graduated from Harvard College in 1978 and Harvard Business School in 1983.  Mr. Lodge served as a director of Meristar Hospitality Corporation, a NYSE-listed company, from 1998 until 2006.

Having worked for many years as an investment executive, Mr. Lodge brings a broad financial and management background and experience with public-company corporate governance issues to our Board of Directors.

Michael D. Lundin joined our Board of Directors in April 2008, and is currently a director of Avtron, Inc., Euramax International Inc., Broder Bros., Co. and U.S. Concrete, Inc.  From December 2002 until February 2008, Mr. Lundin was President, Chief Executive Officer and a director of the Oglebay Norton Company (“Oglebay”), a mining operator, processor, transporter and marketer of industrial minerals and aggregates.  Mr. Lundin was employed by Oglebay since 2000.  Oglebay’s common stock and preferred stock were registered until 2006 under Section 12 of the Securities Exchange Act of 1934, as amended.  Oglebay filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on February 23, 2004.  Prior to joining Oglebay, Mr. Lundin served as Vice President and then President/Partner of Michigan Limestone Operations, LP, where he negotiated the partnership's sale to Oglebay for $100 million.  Mr. Lundin is also a Partner in the operations group of Resilience Capital, a private equity firm focused on small-cap private companies.  Mr. Lundin earned a B.S. in Manufacturing Engineering and Product Development from the University of Wisconsin and an M.B.A. from Loyola Marymount University.

As a result of approximately 18 years working in senior executive positions at two Great Lakes customers which mined, processed and distributed aggregates and operated one of the largest fleets of dry bulk vessels on the Great Lakes, Mr. Lundin has acquired specialized knowledge relevant to our business on the Great Lakes.

Information Regarding Executive Officers

Name	Age	Position

Laurence S. Levy	55	Chief Executive Officer and Chairman of the Board of Directors of the Company

Edward Levy	47	President of the Company

Joseph W. McHugh, Jr.	56	Chief Financial Officer of the Company

For biographical information regarding Laurence S. Levy, please see page 5 of this Proxy Statement.

Edward Levy has served as our President since 2006.  Mr. Levy also serves as a Director of Essex Rental Corp., a NASDAQ-listed company and one of North America's largest providers of lattice-boom crawler crane and attachment rental services, and Hyde Park Acquisition Corp. II.  Mr. Levy was a managing director of CIBC World Markets Corp. from August 1995 through December 2004, and was co-head of CIBC World Markets Corp.’s Leveraged Finance Group from June 2001 until December 2004.  From February 1990 to August 1995, Mr. Levy was a managing director of Argosy Group L.P., a private investment banking firm.  Since June 1998, Mr. Levy has been a member of the board of managers of Norcross Safety Products LLC, a reporting company  under the Securities Exchange Act of 1934, as amended, engaged in the design, manufacture and marketing of branded products in the fragmented personal protection equipment industry.  Mr. Levy is currently a director of Derby Industries.  From July 1999 until March 2005, he was also a director of Booth Creek Ski Holdings, Inc., a reporting company under the Securities Exchange Act of 1934 that owns and operates six ski resort complexes encompassing nine separate resorts.  During the past five years, Mr. Levy served as a member of the board of directors of the following public companies: Booth Creek Ski Holdings, Inc. and Norcross Safety Products, LLC.  Mr. Levy currently serves as a director of Essex Rental Corp., a publicly traded company.  Mr. Levy is a member of the board of directors of a number of other privately-held companies.  Mr. Levy received a B.A. from Connecticut College.   Mr. Levy is not related to Laurence S. Levy.

Joseph W. McHugh, Jr. has served as our Chief Financial Officer since May 2006. Mr. McHugh served as a financial consultant to the bankruptcy trustee of High Voltage Engineering Corporation (“HVEC”), a diversified group of industrial and technology based manufacturing and services businesses from January 1, 2006 until commencing his employment with us.  HVEC filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on March 1, 2004 and again on February 8, 2005.  Mr. McHugh served as Chief Financial Officer of HVEC from 1992 through 2004 and as its Vice President of Finance during 2005.  Prior to 1992, Mr. McHugh held financial management positions at Honeywell Inc. and General Signal Corporation.  Mr. McHugh received a B.S. in Accounting and a M.B.A. from Bentley College, and is a Certified Management Accountant.

Information Regarding the Board of Directors and Committees

Family Relationships

There are no family relationships between any of our executive officers or directors.

Independence of Directors

During the fiscal year ended March 31, 2011, the Board met or acted by unanimous consent on ten occasions.  During the fiscal year ended March 31, 2011, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served.  The Company does not have a policy on attendance by directors at our annual meeting of stockholders; however, all of our directors attended our Annual Meeting of stockholders held on September 21, 2010, with Mr. Lodge participating by telephone conference.

As required by the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”), a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board.  Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent”.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors.  Our independent directors pursuant to the NASDAQ listing standards are Messrs. Brodie, Lodge and Lundin.

Committees of the Board

The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.  Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee

Our Audit Committee consists of Messrs. Brodie, Lodge and Lundin, with Mr. Lundin serving as the Chairman of the Audit Committee since April 1, 2010.  All three current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 5605 of the NASDAQ listing standards.  Each member of our Audit Committee is financially literate.  In addition, Mr. Lundin serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”), and has the financial sophistication required under the NASDAQ listing standards.  Our Audit Committee, among other things:

•	reviews our annual and interim financial statements and reports to be filed with the Securities and Exchange Commission;

•	discusses with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls and disclosure controls and procedures;

•	appoints and replaces our independent outside auditors from time to time, determining their compensation and other terms of engagement and oversees their work;

•	oversees the performance of our internal audit function;

•	conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	oversees our compliance with legal, ethical and regulatory matters.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee.  During the fiscal year ended March 31, 2011, the Audit Committee met or acted by unanimous consent on six occasions.  The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards.  A copy of the Audit Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures.  The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit.  The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board.  The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee has met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s financial statements for the year ended March 31, 2011 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors.  We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit.  We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

Based on the foregoing, we have recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended March 31, 2011, for filing with the Securities and Exchange Commission.

Audit Committee

Michael D. Lundin, Chairman
Jonathan Brodie
H. Cabot Lodge III

Compensation Committee

Our Compensation Committee consists of Messrs. Brodie, Lodge and Lundin, with Mr. Brodie serving as the Chairman of the Compensation Committee.  All of these members of our Compensation Committee are “independent” as defined under Rule 5605 of the NASDAQ listing standards.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. Our Compensation Committee, among other things:

•	reviews and approves the compensation of our Chief Executive Officer and the other executive officers; and

•	makes recommendations to the Board with respect to incentive compensation plans and equity based plans.

The Compensation Committee’s charter does not authorize it to delegate its authority, notwithstanding its ability to engage outside consulting firms to assist in the evaluation of director or executive officers.

The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended March 31, 2011, the Compensation Committee met or acted by unanimous consent on two occasions.  A copy of the Compensation Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee consists of Messrs. Brodie, Lodge and Lundin, with Mr. Lodge serving as the Chairman of the Corporate Governance/Nominating Committee.  All of these members are “independent” as defined under Rule 5605 of the NASDAQ listing standards.  Our Corporate Governance/Nominating Committee, among other things:

•	establishes criteria for Board and committee membership and recommends to our Board of Directors proposed nominees for election to the Board of Directors or committees of the Board;

•	establishes processes for security holders to send stockholder proposals and other communications to the Board of Directors or our management; and

•	monitors and recommends the functions and reviews the performance of the Board and the various committees of the Board of Directors.

The Corporate Governance/Nominating Committee has adopted a formal written Corporate Governance/Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards.  During the fiscal year ended March 31, 2011, the Corporate Governance/Nominating Committee met or acted by unanimous consent on one occasion.  A copy of the Corporate Governance/Nominating Committee charter is available on the investors section of our website at www.randlogisticsinc.com.

Nominations For The Board Of Directors

The Corporate Governance/Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications.  The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board.  At a minimum, however, the Corporate Governance/Nominating Committee seeks candidates for director based on, but not limited to, the following criteria:

•
experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization;

•	the highest personal and professional ethics, integrity and values;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	willingness and ability to devote adequate time, energy and resources to diligently perform Board and Board committee duties and responsibilities; and

•	a commitment to representing the long-term interests of the stockholders.

The Corporate Governance/Nominating Committee has not adopted a specific diversity policy with respect to identifying nominees for director.  However, the Corporate Governance/Nominating Committee takes into account the importance of diversified Board membership in terms of the individuals involved and their various experiences and areas of expertise.

The Corporate Governance/Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC.  Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.

The Corporate Governance/Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired.  The Corporate Governance/Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors as a source for potential director candidates.  The Board retains complete independence in making nominations for election to the Board.

The Corporate Governance/Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries.  The Corporate Governance/Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Pursuant to our second amended and restated bylaws, any stockholder may recommend nominees for director not less than 60 days nor more than 90 days in advance of the annual meeting of stockholders, by writing to Laurence S. Levy, Chairman of the Board and Chief Executive Officer, Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements.  All of these communications will be reviewed by our Chairman of the Board and forwarded to H. Cabot Lodge III, the Chairman of the Corporate Governance/Nominating Committee, for further review and consideration in accordance with this policy.

Board Leadership Structure and Role in Risk Oversight

Board Leadership

The Chairman of our Board of Directors is also currently the Company’s Chief Executive Officer.  Our Board of Directors does not currently have a lead independent director.  Our Board of Directors believes that the Company’s current model of the combined Chairman/Chief Executive Officer role is the appropriate leadership structure for the Company at this time. The Board of Directors believes that each of the possible leadership structures for a board has its particular pros and cons, which must be considered in the context of the specific circumstances, culture and challenges facing a company, and that such consideration falls squarely on the shoulders of a company’s board and necessitates a diversity of views and experiences. Mr. Levy’s combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board of Directors and executive management and it allows for a single, clear focus for the chain of command to execute our strategic initiatives and business plans.

Risk Oversight

Our Board of Directors believes that oversight of risk management is the responsibility of the full Board, with support from its committees and senior management. The Board of Directors’ principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the company to identify, assess and facilitate processes and practices to address serious risks. We believe that the current leadership structure enhances the Board of Directors’ ability to fulfill this oversight responsibility, as the Chairman and Chief Executive Officer is able to focus the Board’s attention on the key risks facing the Company.

Code of Ethics

We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with the rules of the SEC and the NASDAQ listing standards.  We make our code of ethics available on the investors section of our website at www.randlogisticsinc.com. We will disclose amendments to or waivers from our code of ethics in accordance with all applicable laws and regulations.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended March 31, 2011, except that Ramius LLC failed to timely file Statements of Changes in Beneficial Ownership on Form 4 with respect to sales of the Company’s Common stock on April 1, 2010 and such transactions were reported on Forms 4 filed with the SEC on April 6, 2010.

Stockholder Communications With The Board Of Directors

Any stockholder or other interested party who desires to communicate with our Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Laurence S. Levy, Chief Executive Officer and Chairman of the Board of Directors, Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110.  Communications may be addressed to the Chairman of the Board, an individual director, a Board committee, the non-management directors or the full Board.  Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our Common Stock as of July 25, 2011, by:

•	each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;

•	each of our directors, nominees for director and executive officers individually; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person (and/or pursuant to proxies held by that person) that were exercisable on July 25, 2011 or became exercisable within 60 days following that date are considered outstanding. However, such shares are not considered outstanding for the purpose of computing the percentage ownership of any other person, nor is there any obligation to exercise any of the options. Except as otherwise indicated, the address for each beneficial owner is c/o Rand Logistics, Inc., 500 Fifth Avenue, 50th Floor, New York, New York 10110.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Ownership Class

David M. Knott (1) Dorset Management Corporation Knott Partners, L.P. Knott Partners Offshore Master Fund, L.P. Shoshone Partners, L.P.	3,943,064	(2)	24.5%

GMT Capital Corp.(3) Bay Resources Partners L.P. Bay II Resources Partners L.P. Bay Resource Partners Offshore Master Fund Ltd. Thomas E. Claugus	1,459,675	(4)	9.1%

Rutabaga Capital Management (5)	1,135,243	(6)	7.6%

Laurence S. Levy	1,269,395	(7)	8.4%

Rand Management LLC	789,694		5.3%

Islandia, L.P. (8) John Lang, Inc. Richard Berner Edgar Berner Thomas Berner	782,327	(9)	5.3%

Edward Levy	456,433	(10)	3.0%

Scott Bravener	199,927	(11)	1.3%

Joseph W. McHugh, Jr.	146,879	(12)	1.0%

H. Cabot Lodge III	29,516	(13)	*

Jonathan Brodie (14)	36,508		*

Michael D. Lundin (15)	25,137		*

All directors and executive officers as a group (7 individuals)	2,163,795	(16)	14.1%

* Denotes ownership of less than one percent

(1)	The business address of the reporting persons is 485 Underhill Boulevard, Suite 205, Syosett, New York 11791.

(2)
Includes 1,209,675 shares of Common Stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock.  This information was derived from a Schedule 13D/A filed with the SEC on February 14, 2011 and a Schedule 13D/A filed with the SEC on August 2, 2006.

(3)	The business address of these entities and this individual is 2100 RiverEdge Pkwy, Suite 840, Atlanta GA 30328.

(4)
Consists of 1,209,675 shares of Common Stock underlying Rand’s series A convertible preferred stock issuable upon conversion of 150,000 shares of Series A convertible preferred stock.  This information was derived from a Schedule 13G filed with the SEC on July 26, 2007.

(5)	The business address of this entity is Rutabaga Capital Management, 64 Broad Street, 3rd Floor, Boston, MA 02109.

(6)	This information was derived from a Schedule 13G/A filed with the SEC on February 3, 2011.

(7)
Consists of 789,694 shares of Common Stock held by Rand Management LLC of which the sole member is the Laurence Levy Irrevocable Trust, a trust established for the benefit of Mr. Levy’s three children, of which Mr. Levy is Trustee.  Mr. Levy also owns 274,026 shares of Common Stock and 205,675 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.

(8)	The business address for these entities and individuals is 485 Madison Avenue, 23rd Floor, New York, New York 10022.

(9)	This information was derived from a Schedule 13G, filed with the SEC on January 22, 2007 and verbally confirmed to the Company by the reporting persons on July 9, 2009.

(10)	Consists of 344,681 shares of Common Stock and 111,752 shares that are issuable upon the exercise by Mr. Levy of stock options that are presently exercisable.

(11)	Consists of 138,660 shares of Common Stock and 61,267 shares that are issuable upon the exercise by Mr. Bravener of stock options that are presently exercisable.

(12)	Consists of 100,928 shares of Common Stock and 45,951 shares that are issuable upon the exercise by Mr. McHugh of stock options that are presently exercisable.

(13)	Includes 2,340 shares of Common Stock held by Carmel Lodge LLC, of which Mr. Lodge is the sole member.

(14)	The business address for Mr. Brodie is 10907 Brewer House Road, Rockville, Maryland 20852.

(15)	The business address for Mr. Lundin is 364 Blossom Lane, Chagrin Falls, Ohio 44022.

(16)	Consists of 1,739,150 shares of Common Stock and 424,645 shares that are issuable upon the exercise of stock options that are presently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transaction Procedures

The Audit Committee’s charter requires that the Committee review and approve all transactions between the Company and any director or executive officer that will, or is reasonably likely to require disclosure under the SEC’s rules. The Audit Committee has adopted a written policy pursuant to which certain transactions between us or our subsidiaries and any of our directors or executive officers must be submitted to the Audit Committee for consideration prior to the consummation of the transaction as required by the rules of the SEC.  In determining whether to approve any such transaction, the Committee will consider the following factors, among others, to the extent relevant to the transaction:

•	whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related person;

•	whether there are business reasons for the Company to enter into the transaction;

•	whether the transaction would impair the independence of an outside director; and

•
whether the transaction would present an improper conflict of interest for a director or executive officer, taking into consideration such factors as the Committee deems relevant, such as the size of the transaction, the overall financial position of the individual, the direct or indirect nature of the individual’s interest in the transaction and the ongoing nature of any proposed relationship.

New York Office Lease

Rand maintains its executive offices at 500 Fifth Avenue, 50th Floor, New York, New York 10110 pursuant to an agreement with Hyde Park Real Estate LLC (“Hyde Park”), an affiliate of Laurence S. Levy, our Chairman of the Board and Chief Executive Officer, and Edward Levy, our President.  We pay Hyde Park a monthly fee of $12,500 which is for general and administrative services including office space, utilities and secretarial support.  Prior to January 2011, the Company maintained an office at 461 Fifth Avenue, 25th Floor, New York, New York pursuant to an agreement with ProChannel Management LLC (“ProChannel”), an affiliate of Laurence S. Levy, our Chairman of the Board.  We believe, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by Hyde Park is at least as favorable as we could have obtained from an unaffiliated person.  Hyde Park is not obligated to continue to provide such office space and services to us, and there can be no assurance as to whether, or for how long, Hyde Park will continue to make such office space available.  For the fiscal year ended March 31, 2011, we paid Hyde Park and ProChannel approximately $145,000 for use of our executive offices and an additional $101,000 for our portion of office expenses and insurance as well as moving-related expenses.  In addition, we paid $150,000 for our share of the Hyde Park refundable lease deposit, which was offset by the refund of $62,000 of the ProChannel lease deposit.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table provides the compensation of our corporate officers, direct or indirect, for services rendered in all capacities for the fiscal years ended March 31, 2011 and March 31, 2010.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Laurence S. Levy Chairman & Chief Executive Officer	2011	309,000	-	450,003	-	58,456(4)	817,459
	2010	309,000(1)	-	383,754	-	43,079(4)	735,833
Edward Levy President	2011	206,000	-	350,003	-	52,822(4)	608,825
	2010	206,000(2)	-	211,282	-	41,764(4)	459,046
Scott Bravener President, Lower Lakes	2011	249,535	-	260,004	-	25,410	534,949
	2010	190,108	414,301(3)	230,862	-	20,796(5)	856,067

(1)
Laurence S. Levy elected, in consultation with the Board of Directors’ compensation committee, to receive one-half of his salary for the fiscal year ended March 31, 2010 in the form of the Company’s Common Stock.

(2)
Edward Levy elected, in consultation with the Board of Directors’ compensation committee, to receive one-half of his salary for the fiscal year ended March 31, 2010 in the form of the Company’s Common Stock.

(3)
Includes a signing bonus of $310,930 paid to Mr. Bravener in connection with the execution of his employment agreement with Lower Lakes and a performance bonus which was paid on September 15, 2010. As of the close of business on September 15, 2010, Mr. Bravener’s bonus was equal to US $103,371.

(4)	Consists of medical and dental insurance, basic life insurance, short-term and long-term disability insurance and 401(k) employer match contributions (effective June 2010).
(5)
Consists of medical and dental insurance, basic life insurance and short-term and long-term disability insurance, personal use of a Company vehicle of $1,198 and Company contributions to Mr. Bravener’s Registered Retirement Savings Plan (RRSP) account of $12,354, including $10,466 paid in the form of Common Stock.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all equity awards that were outstanding at March 31, 2011.

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested
Laurence S. Levy	104,255	-	-	5.81	2/15/2018	32,973(2)	$241,033
	67,614	33,806(1)	-	5.50	7/22/2018	33,984(3)	$248,423
Edward Levy	56,646	-	-	5.81	2/15/2018	18,154(2)	$132,706
	36,738	18,368(1)	-	5.50	7/22/2018	24,670(3)	$180,338
Scott Bravener	31,056	-	-	5.81	2/15/2018	23,796(4)	$173,949
	20,141	10,070(1)	-	5.50	7/22/2018	11,081(5)	$81,002
						10,118(3)	$73,963

(1)	Such options vested and became exercisable on July 22, 2011.
(2)	Such restricted shares vest over a period of two years, with one-half of such shares vesting on each of the first three anniversaries of February 24, 2011.
(3) Such restricted shares vest over a period of three years, with one-third of such shares vesting on each of the first three anniversaries of April 8, 2011.
(4)	Such restricted shares vest over a period of three years, with one-third of such shares vesting on each of the first three anniversaries of March 31, 2011.
(5)	Such restricted shares vest over a period of three years, with one-third of such shares vesting on each of the first three anniversaries of April 5, 2010.

EXECUTIVE EMPLOYMENT ARRANGEMENTS

Mr. Bravener’s employment agreement (the “Employment Agreement”) with Lower Lakes Towing Ltd., our wholly owned subsidiary (“Lower Lakes”), dated as of October 8, 2009, pursuant to which Mr. Bravener will continue to serve as Lower Lakes’ President and Chief Executive Officer through March 31, 2014 (the “End Date”),  provides for Mr. Bravener to receive (i) a signing bonus of CDN $328,000, portions of which are recoverable by Lower Lakes in certain circumstances, (ii) a base salary in the amount of CDN $206,813 for the fiscal year ending March 31, 2010 and CDN $250,000 in each fiscal year thereafter, subject to certain adjustments, and (iii) certain performance-based bonuses.  The Employment Agreement also entitles Mr. Bravener to (i) participate in all of Lower Lakes’ benefit programs, including its registered retirement savings plan, (ii) lease an automobile at a maximum monthly cost of not more than CDN $950, plus expenses related to the business use of such automobile, and (iii) reimbursement of reasonable out-of-pocket expense incurred in the course of his employment.

In the event Mr. Bravener’s employment is terminated (i) by Lower Lakes without cause (as such term is defined in the Employment Agreement)  prior to the End Date, (ii) following the expiration of the Employment Agreement, if Lower Lakes decides not to renew the Employment Agreement or (iii) as a result of Mr. Bravener’s “disability” (as such term is defined in the Employment Agreement) or death, Mr. Bravener will be entitled to (a) any accrued but unpaid base salary and performance bonus as the of the date of such termination, (b) payment of the base salary in effect at the time of termination for a period of twenty-four months and (c) continuation of all benefit programs, including the registered retirement savings plan, for a period of twenty-four months.

In the event Mr. Bravener’s employment is terminated by Lower Lakes following a “change of control” (as such term is defined in the Employment Agreement) or by Mr. Bravener for “good reason” (as such term is defined in the Employment Agreement), Mr. Bravener will be entitled to (i) any accrued but unpaid base salary and performance bonus as the of the date of such termination, (ii) payment of the base salary in effect at the time of termination for a period of twenty-four months, (iii) continuation of all benefit programs, including the registered retirement savings plan, for a period of twenty-four months and (iv) a special bonus equal to 30% of Mr. Bravener’s base salary as of the date of such termination.

During the course of his employment and for twenty-four months after the termination thereof, Mr. Bravener may not be employed by or an advisor to any competitor to Lower Lakes or its affiliates, or otherwise engage in a competitive business in the U.S. or Canada and may not directly or indirectly solicit any customer, employee or service provider away from Lower Lakes or its affiliates.

In connection with the execution of the Employment Agreement, the Company awarded Mr. Bravener 39,660 shares (the “Restricted Shares”) of the Company’s common stock pursuant to a Restricted Share Award Agreement (the “Award Agreement”).  Pursuant to the Award Agreement, 20% of the Restricted Shares vest on each of March 31, 2010, March 31, 2011, March 31, 2012, March 31, 2013 and March 31, 2014, provided that Mr. Bravener is employed by the Company or one of its subsidiaries on such dates.

If Mr. Bravener’s employment is terminated for "cause" (as such term is defined in the Award Agreement), Mr. Bravener terminates his employment without "good reason" (as such term is defined in the Award Agreement) or Mr. Bravener terminates his employment for good reason but without sixty days notice, any Restricted Shares not vested prior to the date of any such termination shall immediately be canceled, with any rights or interests in and with respect to such Restricted Shares forfeited. The Company may, at its sole discretion, determine, prior to or within ninety days after the date of any such termination, that all or a portion of such unvested Restricted Shares shall not be so canceled and forfeited.

If Mr. Bravener’s employment is terminated for any reason other than those set forth in the previous paragraph or as a result of his death or permanent disability, 100% of the Restricted Shares awarded pursuant to the Award Agreement shall become fully vested as of the date of such termination.

In the event of a "change of control" of the Company (as such term is defined in the Award Agreement), all  restrictions, terms and conditions applicable to the Restricted Shares shall be deemed lapsed and satisfied as of the date of such change of control.

DIRECTOR COMPENSATION

The following table summaries the compensation we paid to our non-employee directors during the fiscal year ended March 31, 2011.  Compensation information for Laurence S. Levy, our Chief Executive Officer, and Scott Bravener, President of Lower Lakes, is set forth in the Summary Compensation Table above.

The Company’s policy is to pay non-employee directors $40,000 annually in cash and $6,250 of our Common Stock at the end of each fiscal quarter during which they served as a director.  In accordance with ASC Topic 718, the stock awards set forth below reflect the value of the Common Stock at the grant date rather than the date such awards were earned.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Jonathan Brodie	40,000	25,009	-	-	65,009
H. Cabot Lodge III	40,000	25,009	-	-	65,009
Michael D. Lundin	40,000	25,009	-	-	65,009

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending March 31, 2011.  Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending March 31, 2012.

It is expected that representatives of Grant Thornton LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm.  Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

Principal Accountant Fees and Services

Audit Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2011 and March 31, 2010 for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements were $282,900 for the fiscal year ended March 31, 2011 and $247,157 for the fiscal year ended March 31, 2010.

Audit-Related Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2011 and March 31, 2010 for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements were $29,520 for the fiscal year ended March 31, 2011 and $10,822 for the fiscal year ended March 31, 2010.  The nature of the services performed for these fees was primarily in connection with the review of a SEC comment letter and initial planning work on compliance with Section 404(b) of the Sarbanes-Oxley Act.

Tax Fees.  The aggregate fees billed by Grant Thornton LLP for the fiscal years ended March 31, 2011 and March 31, 2010 for professional services rendered for tax compliance, tax advice and tax planning were $82,780 for the fiscal year ended March 31, 2011 and $61,550 for the fiscal year ended March 31, 2010.  The nature of the services performed for these fees was primarily for the preparation of tax returns, responding to inquiries from taxing agencies and tax structure planning.

All Other Fees.  For the fiscal years ended March 31, 2011, and March 31, 2010, we incurred no other fees.

Policy on Pre-Approval of Services Provided by Grant Thornton LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm.  The Audit Committee preapproves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

Other Matters

Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting no later than March 31, 2012.  The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to June 14, 2012 and certain other conditions of the applicable rules of the SEC are satisfied.  Under our second amended and restated bylaws, proposals of stockholders intended to be raised at our regularly scheduled Annual Meeting of Stockholders to be held in 2012, including nominations for election as directors of persons other than nominees of the Board of Directors, must be received no later than July 21, 2012 and must comply with the procedures outlined in our second amended and restated bylaws, which may be found on our website www.randlogisticsinc.com or a copy of which is available upon request from the Secretary of the Company at the address set forth below.   Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.

We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies.  We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2011, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO LAURENCE S. LEVY, CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER, RAND LOGISTICS, INC., 500 FIFTH AVENUE, 50TH FLOOR, NEW YORK, NEW YORK 10110.

Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING WHITE FORM OF PROXY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
500 Fifth Avenue, 50th Floor New York, New York July 29, 2011

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú
PROXY
THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND THE PROPOSAL LISTED BELOW.					Please mark your votes like this		☒
	FOR nominee listed below	WITHHOLD AUTHORITY to vote for nominee listed below			FOR	AGAINST	ABSTAIN
1. Election of Class II Director: Jonathan Brodie	☐	☐	2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2012.	☐	☐	☐

			3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark date and sign, and return promptly this proxy in the enclosed envelope. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature if held jointly	Dated	2011
Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 21, 2011. This Proxy Statement and our 2011 Annual Report to Stockholders on Form 10-K are available at http://randlogistics2011.investorroom.com

Ú FOLD AND DETACH HERE AND READ THE REVERSE SIDE Ú
PROXY

RAND LOGISTICS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 21, 2011.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints LAURENCE S. LEVY and EDWARD LEVY, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Rand Logistics, Inc. (the “Company”) on Wednesday, September 21, 2011, at the offices of the Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominee listed for Class II Director on the reverse side; FOR ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of Rand Logistics, Inc. for the fiscal year ending March 31, 2012; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.

Only stockholders of record at the close of business on July 27, 2011 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

(Continued and to be dated and signed on reverse side)